                                                                     EXHIBIT 8.1



                     [Letterhead of Hogan & Hartson L.L.P.]





                               November 24, 1997


Members of the Board of Directors
BTG, Inc.
3877 Fairfax Ridge Road
Fairfax, Virginia  22030-7448

Dear Board Members:

               You have requested that we render to you our opinion with respect to certain Federal income tax consequences of the proposed transaction in which Micros-to-Mainframes, Inc. (the "Company"), a New York corporation, will be merged with and into BTG Merger Sub, Inc. ("Merger Sub"), a New York corporation wholly owned by BTG, Inc. ("Acquiror"), a Virginia corporation.

               In connection with the preparation of this opinion, we have examined and relied upon the following documents (including all exhibits and schedules thereto): (1) the Agreement and Plan of Merger dated as of August 29, 1997, by and among Acquiror, Merger Sub and the Company (the "Agreement"); (2) the Proxy Statement/Prospectus to be dated December 2, 1997, to be furnished to holders of Company stock (the "Proxy Statement/Prospectus"); (3) representations and certifications made to us by the Company and Acquiror (attached hereto as Exhibits A and B); (4) representations and certifications made to us by certain Company shareholders (attached hereto as Exhibit C); and
(5) such other instruments and documents related to the formation, organization and operation of Merger Sub, Acquiror and the Company or to the consummation of the merger of the Company into Merger Sub and the transactions contemplated thereby as we have deemed necessary or appropriate. 1/

--------------------

1/             All capitalized terms used herein and not otherwise defined shall have the same meaning as they have in the Agreement. All section references, unless otherwise indicated, are to the Internal Revenue Code of 1986, as amended (the "Code").

BTG, Inc.
November 24, 1997
Page 2


                            The Proposed Transaction

               Based solely upon our review of the documents set forth above, and upon such information as Acquiror, Merger Sub and the Company have provided to us (which we have not attempted to verify in any respect), and in reliance upon such documents and information, we understand that the proposed transaction and the relevant facts with respect thereto are as follows:

               Acquiror is a Virginia corporation and is the owner of all of the outstanding stock of Merger Sub, a New York corporation. Acquiror is a leading provider of complete information technology solutions and supplies a broad range of complex systems, services and product offerings to federal, state and local governments and commercial clients. Through its complementary business lines, Acquiror provides system design and engineering services, network configuration and integration services and technology products.

               The Company is a New York corporation. The Company is a data processing solutions company that sells computer hardware and software and provides systems design, installation, consulting, maintenance and integration services, including the design and implementation of wide area networks ("WANs") and local area networks ("LANs").

               Because it is believed that the businesses of Acquiror and the Company would be complementary, it is proposed that pursuant to the Agreement and the laws of the State of New York, the Company merge with and into Merger Sub (the "Forward Merger"); provided, however, that if Acquiror elects to structure the merger of the Company into Merger Sub as a reverse merger (the "Reverse Merger" and, together with the Forward Merger, the "Merger"), then Merger Sub will be merged with and into the Company. As a general matter, the Merger will be structured as a Forward Merger unless the cash portion of the consideration paid to Company stockholders in exchange for their Company Common Stock and the cash paid in respect of Dissenting Shares exceeds 62 percent of the aggregate consideration received by Company stockholders in exchange for their Company Common Stock. As a result of the Forward Merger, the Company's separate corporate existence will cease and Merger Sub will be the surviving corporation. As the surviving corporation in the Forward Merger, Merger Sub will succeed to all of the assets and liabilities of the Company under New York corporate law.

Upon consummation of the Merger as a Forward Merger, each share of Company Common Stock issued and outstanding as of the Effective Time will be

BTG, Inc.
November 24, 1997
Page 3


converted into the right to receive merger consideration of $5.62 per share, payable 50 percent in cash and 50 percent in Acquiror Common Stock (the "Per Share Amount"). The Per Share Amount and the mix of stock and cash comprising the Per Share Amount are subject to adjustment depending on the average closing price of Acquiror's Common Stock over a period of 20 consecutive trading days ending seven days prior to the special meeting ("Acquiror Average Closing Price"). In no event, however, will the aggregate amount of Acquiror Common Stock issuable to Company shareholders exceed 950,000 shares or the total merger consideration exceed $27,860,833.

               The Per Share Amount is adjusted such that Acquiror will pay more than a value of $5.62 per share if the Acquiror Average Closing Price is greater than $18 and less than $5.62 if the Acquiror Average Closing Price is below $12.50. More specifically, if the Acquiror Average Closing Price is above $18, the aggregate merger consideration is increased by $1,430 in cash for each $.01 that the Acquiror Average Closing Price is above $18 up to $26. If the Acquiror Average Closing Price is greater than $10.50 and less than $12.50, the aggregate merger consideration is gradually reduced from $5.60 at an Acquiror Average Closing Price of $12.00 to $5.50 at an Acquiror Average Closing Price of $10.50. If the Acquiror Average Closing Prices is less than or equal to $10.50, the Company has the right to terminate the Merger Agreement. However, if the Acquiror Average Closing Price is $10.50 or below and the Company does not terminate the Merger Agreement, the Per Share Amount is fixed at $3.41 in cash and approximately .2 share of Acquiror Common Stock and the Acquiror is given the right structure the Merger as a Reverse Merger (unless the Company elects to reduce the cash consideration further in order for the Forward Merger to qualify as a reorganization).

               The mix of stock and cash is subject to adjustment at both the high and low ends of the range of the Acquiror Average Closing Price. If the Acquiror Average Closing Price is greater than or equal to $26, the Company has the right to elect that the Per Share Amount be $5.62, payable entirely in cash. If the Company makes such an election, Acquiror may elect to structure the Merger as a Reverse Merger. If such election is not made, the Per Share Amount will be fixed at $5.87. In addition, if the Acquiror Average Closing Price is below $16 and equal to or above $12.50, the Per Share Amount will be fixed at $5.62, with the aggregate number of shares of Acquiror Common stock issuable to Company shareholder fixed at 764,000 and the difference paid in cash.

If, in the judgment of Acquiror, the amount of cash reasonably expected to be paid in respect of Dissenting Shares may cause the Forward Merger

BTG, Inc.
November 24, 1997
Page 4


not to qualify as a reorganization under Section 368(a) of the Code, then the relative amounts of cash and Acquiror Common Stock comprising the Per Share Amount will be adjusted so that, in the reasonable judgment of Acquiror, the Merger will qualify as a reorganization under Section 368(a) of the Code. If such adjustment would cause the total number of shares of Acquiror Common Stock to be issued in the Merger (plus the total number of shares of Acquiror Common Stock required to be reserved for the 1996 Stock Options) to exceed 950,000, then Acquiror may elect to structure the Merger as a Reverse Merger. However, if Acquiror makes such an election, the Company may then elect to reduce the cash portion of the Per Share Amount (and, as a result, reduce the total Per Share Amount) by an amount that would result, in the reasonable judgment of Acquiror, in the Forward Merger qualifying as a reorganization under Section 368(a) of the Code. Acquiror and the Company have agreed that, in all events, the Forward Merger should qualify as a reorganization under Section 368(a) of the Code if the sum of the amount of cash paid in respect of Dissenting Shares and cash paid as part of the Per Share Amount (including cash payable in lieu of fractional shares) is 62 percent or less of the sum of cash paid in respect of Dissenting Shares and the Aggregate Share Amount (including cash payable in lieu of fractional shares) (the "Aggregate Merger Consideration").

               Certificates or scrip for fractions of shares of Acquiror Common Stock will not be issued. In lieu of a fraction of a share of Acquiror Common Stock, each holder of Company Common stock entitled to receive shares of Acquiror Common Stock in the Merger will have the right to receive an amount in cash (without interest), rounded to the nearest cent, determined by multiplying
(i) the Acquiror Average Closing Price by (ii) the fractional interest in Acquiror Common Stock to which such holder would otherwise be entitled.

                        Assumptions and Representations

               In connection with rendering this opinion, we have assumed or obtained representations (and are relying thereon, without any independent investigation or review thereof) that:

               1. All information contained in each of the documents we have examined and relied upon in connection with the preparation of this opinion is accurate and that all copies are accurate and that all signatures thereof are genuine. We have also assumed that there has been (or will be by the Effective Time of the Merger) due execution and delivery of all documents where due execution and delivery are prerequisites to effectiveness thereof.

BTG, Inc.
November 24, 1997
Page 5


               2. All representations made in the exhibits hereto are true, correct, and complete in all material respects. Any representation or statement made "to the best of knowledge" or similarly qualified is correct without such qualification.

               3. The Merger will be effective under the applicable state law.

               4. If the Merger is structured as a Forward Merger, the sum of the amount of cash paid in respect of Dissenting Shares and cash paid as part of the Per Share Amount (including cash paid in lieu of fractional shares) will not exceed 62 percent of the Aggregate Merger Consideration.

                   Opinion - Federal Income Tax Consequences

               Based upon and subject to the assumptions and qualifications set forth herein, it is our opinion that for Federal income tax purposes the following will result from the Merger of the Company into Merger Sub:

               (a) Assuming the continuity of interest requirement, described below, is met, the acquisition by Merger Sub of substantially all the assets of the Company in exchange for Acquiror Common Stock and cash and the assumption by Merger Sub of all of the liabilities of the Company will qualify as a reorganization within the meaning of sections 368(a)(1)(A) and 368(a)(2)(D) of the Code. For purposes of this ruling, "substantially all" means at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets of the Company. Acquiror, Merger Sub and the Company will each be a "a party to a reorganization" within the meaning of section 368(b) of the Code.

               For advance ruling purposes, the Internal Revenue Service (the "Service") has provided a safe harbor with respect to the minimum degree of continuity necessary to satisfy the continuity of interest requirement. This safe harbor in effect requires that taxpayers requesting a private letter ruling from the Service demonstrate that the historic shareholders of the acquired entity will exchange at least 50 percent, by value, of the total outstanding stock of the acquired entity for stock of the acquiring entity (Rev. Proc. 77-37, Section 3.02, 1977-2 C.B. 568). However, this safe harbor merely indicates the level of continuity required by the Service for the issuance of an advance ruling. It does not represent the degree of continuity that is required to qualify as a reorganization. In fact, the Service has explicitly stated that the safe harbor is not intended to define the lower limits of the continuity of interest requirement (Rev. Proc. 77-37, Section 2.03, 1977-2 C.B. 568).

BTG, Inc.
November 24, 1997
Page 6


               Moreover, various courts have held that continuity of interest exists when the stock portion of the consideration received by exchanging shareholders is less than 50 percent. In fact, the Supreme Court has found adequate continuity when the shareholders of the acquired entity received consideration comprised of 38 percent nonvoting preferred stock and 62 percent cash in exchange for their stock (John A. Nelson Co. v. Helvering, 296 U.S. 374
(1935)). In addition, the Sixth Circuit had found adequate continuity to exist when the shareholders of the acquired company received consideration comprised of only 25 percent stock and 75 percent cash in exchange for their stock (Miller v. Commissioner, 84 F.2d 415 (6th Cir. 1936)).

               Thus, although no assurance can be given that the Service or a court would ultimately determine that the continuity of interest requirement has been met (and that the Merger qualifies as a reorganization) if the amount of stock consideration received by Company shareholders is less than 50 percent of the Aggregate Merger Consideration, it is our opinion that the "continuity of interest" requirement as specified in Treas. Reg. Section 1.368-1(b) and as interpreted in certain Internal Revenue Service rulings and federal judicial decisions should be satisfied if the amount of stock received by Company shareholders is at least 38 percent (and the amount of cash received is no more than 62 percent) of the Aggregate Merger Consideration.

               Assuming that the acquisition by Merger Sub of substantially all the assets of the Company in exchange for Acquiror Common Stock and cash and the assumption by Merger Sub of all of the liabilities of the Company qualifies as a reorganization within the meaning of sections 368(a)(1)(A) and 368(a)(2)(D) of the Code, the tax consequences described in paragraphs (b) through (m), below, will result.

               (b) No gain or loss will be recognized by the Company on the transfer of substantially all of its assets to Merger Sub in exchange for Acquiror Common Stock, cash paid to Company stockholders and the assumption of the Company's liabilities by Merger Sub (section 361(a) and 357(a)) or on the distribution of the Acquiror Common Stock received in the exchange to the Company shareholders (section 361(c)).

               (c) No gain or loss will be recognized by either Acquiror or Merger Sub upon the acquisition by Merger Sub of substantially all of the assets of the Company in exchange for Acquiror Common Stock, cash and the assumption of the Company's liabilities (Rev. Rul. 57-278, 1957-1 C.B. 124).

BTG, Inc.
November 24, 1997
Page 7


               (d) The basis of the assets of the Company acquired by Merger Sub will be the same in the hands of Merger Sub as the basis of such assets in the hands of the Company immediately prior to the exchange (section 362(b)).

               (e) The basis of the Merger Sub stock in the hands of Acquiror will be increased by the basis of the Company assets transferred to Merger Sub, and decreased by the sum of the liabilities of the Company assumed by Merger Sub and the amount of liabilities, if any, to which the assets of the Company may be subject.

               (f) The holding period of the assets of the Company received by Merger Sub will, in each instance, include the period for which such assets were held by the Company (section 1223(2)).

               (g) Gain, if any, will be realized by the Company stockholders on their receipt of Acquiror Common Stock and cash in exchange for their Company Common Stock and will be recognized, but not in excess of the amount of cash received (section 356(a)(1)). If the exchange has the effect of the distribution of a dividend (determined with the application of section 318(a)), then the amount of gain recognized that is not in excess of each shareholder's ratable share of undistributed earnings and profits will be treated as a dividend (section 356(a)(2)). No loss will be recognized on the exchange of Company Common Stock for Acquiror Common Stock (section 356(c)).

               (h) The basis of the Acquiror Common Stock to be received by the stockholders of the Company will be the same as the basis of the Company Common Stock to be surrendered in exchange therefor, decreased by the amount of cash received and increased by the amount, if any, of gain recognized on the exchange (section 358(a)(1)).

               (i) The holding period of the Acquiror Common Stock received by the stockholders of the Company will include the period during which Company Common Stock surrendered was held, provided the Company Common Stock surrendered was held as a capital asset by the stockholders of Company on the date of the exchange (section 1223(1)).

(j) The payment of cash to a Company shareholder in lieu of fractional share interests of Acquiror Common Stock will be treated for Federal income tax purposes as if the fractional shares were distributed as part of the exchange and then redeemed by Acquiror. These cash payments will be treated as having been received as distributions in full payment in exchange for the stock redeemed, as provided in section 302(a) of the Code (Rev. Rul. 66-365, 1966-2 C.B.

BTG, Inc.
November 24, 1997
Page 8


116 and Rev. Proc. 77-41, 1977-2 C.B. 574). Under section 1001 of the Code, gain or (subject to the limitations of section 267) loss will be realized and recognized to such shareholders in an amount equal to the difference between the amount of cash and the adjusted basis of the Company Common Stock surrendered therefor.

               (k) Where solely cash is received by a Company shareholder in exchange for his Company Common Stock pursuant to the exercise of dissenters' rights, the cash will be treated as having been received by such shareholder as a distribution in redemption of Company Common Stock, subject to the provisions and limitations of section 302 of the Code. Where as a result of such distribution a shareholder owns no Acquiror Common Stock either directly or through the application of section 318(a) of the Code, the redemption will be a complete termination of interest within the meaning of section 302(b)(3) and such cash will be treated as a distribution in full payment in exchange for his Company Common Stock, as provided in section 302(a). Under section 1001 of the Code, gain or (subject to the limitations of section 267) loss will be realized and recognized to such shareholders in an amount equal to the difference between the amount of cash and the adjusted basis of the Company Common Stock surrendered therefor.

               (l) As provided by section 381(c)(2) of the Code and section 1.381(c)(2)-1 of the Treasury Regulations (the "Regulations"), Merger Sub will succeed to and take into account the earnings and profits, or deficit in earnings and profits, of the Company as of the date of transfer. Any deficit in the earnings and profits of either the Company or Merger Sub will be used only to offset the earnings and profits accumulated after the date of transfer.

               (m) Pursuant to section 381(a) of the Code and section 1.381(a)-1 of the Regulations, Merger Sub will succeed to and take into account those items of the Company described in section 381(c) of the Code, subject to the conditions and limitations specified in sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

Our opinion set forth herein is based upon the description of the contemplated transactions as set forth above in the section captioned "The Proposed Transaction" and the Agreement. If the actual facts relating to any aspect of the transactions differ from this description in any material respect, our opinion may

BTG, Inc.
November 24, 1997
Page 9


become inapplicable. Further, our opinion is based upon the Code and the relevant regulations and interpretations and judicial precedents as of the date hereof. If there is any change in the applicable law or regulations, or if there is any new administrative or judicial interpretations of the law or regulations, our opinion may become inapplicable. We hereby consent to the use of this opinion letter as an exhibit to the Registration Statement and to the use of our name in the Registration Statement.

                                Sincerely yours,


                                /s/ HOGAN & HARTSON L.L.P.
                                Hogan & Hartson L.L.P.

                                                                       EXHIBIT A
                           MICROS-TO-MAINFRAMES, INC.
                               614 CORPORATE WAY
                           VALLEY COTTAGE, NY  10989





                               November 17, 1997



Hogan & Hartson L.L.P.
555 13th Street, N.W.
Washington, D.C.  20004-1109

Gentlemen:

               This letter is supplied to you in connection with your rendering of opinions regarding certain income tax consequences of the transactions described in the Agreement of Merger dated August 29, 1997, by and among BTG, Inc. ("Acquiror"), BTG Merger Sub, Inc. ("Merger Sub"), and Micros-to-Mainframes, Inc. (the "Company") (the "Agreement"). Unless otherwise defined herein, capitalized terms used herein shall have the same meaning as defined in the Agreement.

               The undersigned authorized officer, on behalf and in the name of the Company, hereby certifies and represents that the following facts are true and will continue to be true as of the Effective Time:

               (1) The Company's reasons for participating in the Merger are bona fide business reasons and not tax reasons.

               (2) At the Effective Time of the Merger, the Per Share Amount plus cash paid in lieu of fractional shares and cash paid for Dissenting Shares received by each Company shareholder will be approximately equal to the fair market value of the Company Common Stock surrendered in the exchange, and the aggregate consideration received by Company shareholders in exchange for their Company Common Stock will be approximately equal to the fair market value of all of the outstanding shares of Company Common Stock immediately prior to the Merger.

Hogan & Hartson L.L.P.
November 17, 1997
Page 2


               (3) There is no present plan or intention on the part of the shareholders of the Company who own five percent (5%) or more of Company Common Stock, and to the best of the knowledge of the management of the Company, there is no present plan or intention on the part of the remaining shareholders of the Company to sell, exchange or otherwise dispose of a number of shares of Acquiror Common Stock received in the Merger that would reduce the Company shareholders' ownership of Acquiror Common Stock to a number of shares having a value, as of the Effective Time of the Merger, of less than thirty-eight percent (38%) of the aggregate fair market value, immediately prior to the Merger, of all outstanding shares of Company capital stock. For purposes of this paragraph, shares of Company Common Stock exchanged for cash or other property, including stock surrendered by dissenters or exchanged for cash in lieu of fractional shares of Acquiror Common Stock, will be treated as outstanding Company Common Stock on the date of the Merger. Additionally, for purposes of this paragraph, shares of Company Common Stock held by Company shareholders and otherwise sold, redeemed or disposed of prior to and in contemplation of the Merger will be considered in making this representation.

               (4) If the Merger is structured as a Forward Merger, the sum of the amount of cash paid in lieu of fractional shares, cash paid in respect of Dissenting Shares and cash paid as part of the Per Share Amount to holders of shares of Outstanding Company Stock will not exceed sixty-two percent (62%) of the sum of cash paid in respect of Dissenting Shares and the Aggregate Share Amount.

               (5) Merger Sub will acquire at least 90 percent (90%) of the fair market value of the net assets and at least 70 percent (70%) of the fair market value of the gross assets held by the Company immediately prior to the Merger. For the purpose of this representation, amounts paid by the Company to dissenting shareholders, amounts paid by the Company to shareholders who receive cash or other property, Company assets used to pay its reorganization expenses, and all redemptions and distributions (except for regular, normal dividends), if any, made by the Company immediately preceding the transfer, will be included as assets of the Company held immediately prior to the Merger.

               (6) The business conducted by the Company immediately prior to the Merger will be its historic business.

               (7) The liabilities of the Company assumed by Merger Sub and the liabilities to which the transferred assets of the Company are subject were incurred by the Company in the ordinary course of its business.

               (8) At the Effective Time of the Merger, there will be no accrued but unpaid dividends on shares of Company capital stock.

Hogan & Hartson L.L.P.
November 17, 1997
Page 3


               (9) The Company and the shareholders of the Company will pay their respective expenses, if any, incurred in connection with the Merger.

               (10) There is no intercorporate indebtedness existing between Acquiror and the Company or between Merger Sub and the Company that was issued, acquired, or will be settled at a discount as a result of the Merger, and neither Acquiror nor Merger Sub will assume any liabilities of any Company Shareholder in connection with the Merger.

               (11) The Company is not, and will not be at the Effective Time of the Merger, an investment company as defined in section
368(a)(2)(F)(iii) and (iv) of the Code.

               (12) The Company is not, and will not be at the Effective Time of the Merger, under the jurisdiction of a court in a Title 11 or similar case within the meaning of section 368(a)(3)(A) of the Code.

               (13) The fair market value of the assets of the Company transferred to Merger Sub will, at the Effective Time of the Merger, equal or exceed the sum of the liabilities assumed by Merger Sub, plus the amount of liabilities, if any, to which the transferred assets are subject.

               (14) The payment of cash in lieu of fractional shares of Acquiror Common Stock is solely for the purpose of avoiding the expense and inconvenience to Acquiror of issuing fractional shares and does not represent separately bargained-for consideration. The total cash consideration that will be paid in the Merger to the Company shareholders instead of issuing fractional shares of Acquiror Common Stock will not exceed one percent (1%) of the total consideration that will be issued in the Merger to the Company shareholders in exchange for their shares of Company Common Stock. The fractional share interests of each Company shareholder will be aggregated, and no Company shareholder will receive cash in lieu of fractional shares in an amount equal to or greater than the value of one full share of Acquiror Common Stock.

               (15) None of the compensation paid by the Company to any shareholder-employee of the Company will be separate consideration for, or allocable to, any of their shares of the Company Common Stock; none of the shares of Acquiror Common Stock received by any shareholder-employees will be separate consideration for, or allocable to, any Company employment agreement or any covenants not to compete with the Company; and the compensation paid to any shareholder-employees by the Company will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services.

(16) The Company has no outstanding warrants, options, convertible securities, or any other type of right pursuant to which any person could acquire stock in Merger Sub that, if

Hogan & Hartson L.L.P.
November 17, 1997
Page 4


exercised or converted, would affect Acquiror's ownership of "control" of Merger Sub, as defined in Section 368(c) of the Code.

               (17) The Merger will be consummated, if at all, in compliance with the Merger Agreement.

               The undersigned recognizes that (i) your opinions will be based on the representations set forth herein and on the statements contained in the Agreement and documents related thereto; (ii) your opinions will be subject to certain limitations and qualifications including that they may not be relied upon if any such representations are not accurate in all material respects; and
(iii) your opinions will not address any tax consequences of the Merger or any action taken in connection therewith except as expressly set forth in such opinion.

                                Very truly yours,

                                Micros-to-Mainframes, Inc.


                                By:   /s/ Steven H. Rothman
                                    ----------------------------------------

                                                                       EXHIBIT B
                           [Letterhead of BTG, Inc.]



                               November 17, 1997



Hogan & Hartson L.L.P.
555 13th Street, N.W.
Washington, D.C.  20004-1109

Gentlemen:

               This letter is supplied to you in connection with your rendering of opinions regarding certain income tax consequences of the transactions described in the Agreement of Merger dated August 29, 1997, by and among BTG, Inc. ("Acquiror"), BTG Merger Sub, Inc. ("Merger Sub"), and Micros-to-Mainframes, Inc. (the "Company") (the "Agreement"). Unless otherwise defined herein, capitalized terms used herein shall have the same meaning as defined in the Agreement.

               The undersigned authorized officer, on behalf and in the name of Acquiror, hereby certifies and represents that the following facts are true and will continue to be true as of the Effective Time:

               (1) Acquiror's principal reasons for participating in the Merger are bona fide business reasons and not tax reasons.

               (2) At the Effective Time of the Merger, the Per Share Amount plus cash paid in lieu of fractional shares and cash paid for Dissenting Shares received by each Company shareholder will be approximately equal to the fair market value of the Company Common Stock surrendered in the exchange, and the aggregate consideration received by Company shareholders in exchange for their Company Common Stock will be approximately equal to the fair market value of all of the outstanding shares of Company Common Stock immediately prior to the Merger.

(3) There is no plan or intention on the part of the shareholders of the Company who own five percent (5%) or more of Company Common Stock, and to the best of the knowledge of the management of Acquiror, there is no plan or intention on the part of the remaining shareholders of the Company to sell, exchange or otherwise dispose of a number of shares of Acquiror Common Stock received in the Merger that would reduce the Company shareholders' ownership of

Hogan & Hartson L.L.P.
November 17, 1997
Page 2


               Acquiror Common Stock to a number of shares having a value, as of the Effective Time of the Merger, of less than thirty-eight percent (38%) of the aggregate fair market value, immediately prior to the Merger, of all outstanding shares of Company capital stock. For purposes of this paragraph, shares of Company Common Stock exchanged for cash or other property, including stock surrendered by dissenters or exchanged for cash in lieu of fractional shares of Acquiror Common Stock, will be treated as outstanding Company Common Stock on the date of the Merger. Additionally, for purposes of this paragraph, shares of Company Common Stock held by Company shareholders and otherwise sold, redeemed or disposed of prior to and in contemplation of the Merger will be considered in making this representation.

               (4) If the Merger is structured as a Forward Merger, the sum of the amount of cash paid in lieu of fractional shares, cash paid in respect of Dissenting Shares and cash paid as part of the Per Share Amount to holders of shares of Outstanding Company Stock will not exceed sixty-two percent (62%) of the sum of cash payable in lieu of fractional shares, cash paid in respect of Dissenting Shares and the Aggregate Share Amount.

               (5) Merger Sub will acquire at least 90 percent (90%) of the fair market value of the net assets and at least 70 percent (70%) of the fair market value of the gross assets held by the Company immediately prior to the Merger. For the purpose of this representation, amounts paid by the Company to dissenting shareholders, amounts paid by the Company to shareholders who receive cash or other property, Company assets used to pay its reorganization expenses, and all redemptions and distributions (except for regular, normal dividends), if any, made by the Company immediately preceding the transfer, will be included as assets of the Company held immediately prior to the Merger.

               (6) Prior to the Merger, Acquiror will be in control of Merger Sub within the meaning of section 368(c) of the Internal Revenue Code.

               (7) Following the Merger, Merger Sub will not issue additional shares of its stock or take any other action that would result in Acquiror losing control of Merger Sub within the meaning of section 368(c) of the Code.

               (8) Acquiror has no present and as of the Effective Time will have no plan or intention to reacquire any of its stock issued in the Merger.

(9) Acquiror has no present and as of the Effective Time will have no plan or intention to liquidate Merger Sub; to merge Merger Sub with and into

Hogan & Hartson L.L.P.
November 17, 1997
Page 3


another corporation; to sell or otherwise dispose of the stock of Merger Sub, or to cause Merger Sub to sell or otherwise dispose of any of the assets of Company acquired in the Merger, except for dispositions made in the ordinary course of business or transfers described in section 368(a)(2)(C) of the Code.

               (10) No shareholder of the Company is acting as agent for Acquiror in connection with the Merger or approval thereof, and neither Acquiror nor Merger Sub will reimburse any Company shareholder for Company capital stock such shareholder may have purchased or for other obligations such Shareholder may have incurred as agent for Acquiror or Merger Sub.

               (11) Following the Merger, Merger Sub will continue the historic business of the Company or use a significant portion of the Company's business assets in a business.

               (12) Parent and Merger Sub will pay their respective expenses, if any, incurred in connection with the Merger.

               (13) There is no intercorporate indebtedness existing between Acquiror and Company or between Merger Sub and Company that was issued, acquired, or will be settled at a discount as a result of the Merger, and neither Acquiror nor Merger Sub will assume any liability of any Company shareholder in connection with the Merger.

               (14) Neither Acquiror nor Merger Sub are investment companies as defined in section 368(a)(2)(F)(iii) and (iv) of the Code.

               (15) The fair market value of the assets of the Company transferred to Merger Sub will equal or exceed the sum of the liabilities assumed by Merger Sub, plus the amount of liabilities, if any, to which the transferred assets are subject.

               (16) Neither Acquiror nor Merger Sub, nor any affiliate of Acquiror or Merger Sub, owns, directly or indirectly, nor have they owned during the past five years, directly or indirectly, any Company capital stock or the right to acquire or vote any such stock.

               (17)    No stock of Merger Sub will be issued in the Merger.

               (18) The payment of cash in lieu of fractional shares of Acquiror Common Stock is solely for the purpose of avoiding the expense and inconvenience

Hogan & Hartson L.L.P.
November 17, 1997
Page 4


to Acquiror of issuing fractional shares and does not represent separately bargained-for consideration. The total cash consideration that will be paid in the Merger to the Company shareholders instead of issuing fractional shares of Acquiror Common Stock will not exceed one percent (1%) of the total consideration that will be issued in the Merger to the Company shareholders in exchange for their shares of Company Common Stock. The fractional share interests of each Company shareholder will be aggregated, and no Company shareholder will receive cash in lieu of fractional shares in an amount equal to or greater than the value of one full share of Acquiror Common Stock.

               (19) The Merger will be consummated, if at all, in compliance with the Merger Agreement.

               The undersigned recognizes that (i) your opinions will be based on the representations set forth herein and on the statements contained in the Agreement and documents related thereto; (ii) your opinions will be subject to certain limitations and qualifications including that they may not be relied upon if any such representations are not accurate in all material respects; and
(iii) your opinions will not address any tax consequences of the Merger or any action taken in connection therewith except as expressly set forth in such opinion.

                                           Very truly yours,

                                           BTG, Inc.


                                           By: /s/ Edward H. Bersoff
                                               -----------------------------
                                                   Edward H. Bersoff
                                                   President, CEO

                                                                       EXHIBIT C

                                August 29, 1997



BTG, Inc.
3877 Fairfax Ridge Road
Fairfax, Virginia  22030-7448

Ladies and Gentlemen:

               I have been advised that as of the date hereof I may be deemed to be an "affiliate" of Micros-to-Mainframes, Inc., a New York corporation (the "Company"), as the term "affiliate" is defined for purposes of paragraphs (c) and (d) of Rule 145 of the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"). I have been further advised that pursuant to the terms of the Agreement and Plan of Merger dated as of August 29, 1997 (the "Merger Agreement"), among the Company, BTG, Inc., a Virginia corporation ("Acquiror"), and BTG Merger Sub, Inc., a New York corporation and wholly-owned subsidiary of Acquiror ("Merger Sub"), the Company will be merged with and into Merger Sub, or Merger Sub will be merged with and into the Company (the "Merger"), and that as a result of the Merger, I may receive shares of Acquiror Common Stock (as defined in the Merger Agreement), in exchange for shares of Company Common Stock (as defined in the Merger Agreement), owned by me.

               I represent, warrant and covenant to Acquiror that in the event I receive any Acquiror Common Stock as a result of the Merger:

               (a) I shall not make any sale, transfer or other disposition of the Acquiror Common Stock in violation of the Act or the Rules and Regulations.

               (b) I have carefully read this letter and the Merger Agreement and discussed their respective requirements and other applicable limitations upon my ability to sell, transfer or otherwise dispose of Acquiror Common Stock.

               (c) I have been advised that the issuance of Acquiror Common Stock to me pursuant to the Merger will be registered with the Commission under the Act on a Registration Statement on Form S-4. However, I have also been advised that, since at the time the Merger will be submitted for a vote of the stockholders of the Company, I may be deemed to have been an affiliate of the Company and the distribution by me of Acquiror Common Stock has not been registered under the Act, I may not sell, transfer or otherwise dispose of Acquiror

BTG, Inc.
August 29, 1997
Page 2


Common Stock issued to me in the Merger unless (i) such sale, transfer or other disposition has been registered under the Act, (ii) such sale, transfer or other disposition is made in conformity with the volume and other limitations of Rule 145 promulgated by the Commission under the Act, or (iii) in accordance with a legal opinion of counsel reasonably acceptable to Acquiror, such sale, transfer or other disposition is otherwise exempt from registration under the Act.

               (d) I understand that Acquiror is under no obligation to register the sale, transfer or other disposition of Acquiror Common Stock by me or on my behalf under the Act or to take any other action necessary in order to make compliance with an exemption from such registration available.

               (e) I also understand that stop transfer instructions will be given to Acquiror's transfer agent with respect to Acquiror Common Stock and that there will be placed on the certificates for Acquiror Common Stock issued to me, or any substitutions therefor, a legend stating in substance:

                       "The securities represented by this certificate have
               been issued in a transfer to which Rule 145 promulgated under the Securities Act of 1933 applies and may only be sold or otherwise transferred in compliance with the requirements of Rule 145 or pursuant to a registration statement under said act or an exemption from such registration."

               (f) I also understand that unless the transfer by me of my Acquiror Common Stock has been registered under the Act or is a sale made in conformity with the provisions of Rule 145, Acquiror reserves the right to put the following legend on the certificates issued to my transferee:

                       "The shares represented by this certificate have not
               been registered under the Securities Act of 1933 and were acquired from a person who received such shares in a transaction to which Rule 145 promulgated under the Securities Act of 1933 applies. The shares have been acquired by the holder not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act of 1933 and may not be sold, pledged or otherwise transferred except in accordance with an exemption from the registration requirements of the Securities Act of 1933."

BTG, Inc.
August 29, 1997
Page 3


               It is understood and agreed that the legends set forth in paragraphs (e) and (f) above shall be removed by delivery of substitute certificates without such legend if the undersigned shall have delivered to Acquiror a copy of a letter from the staff of the Commission, or a legal opinion of counsel in form and substance reasonably satisfactory to Acquiror, to the effect that such legend is not required for purposes of the Act.

               Execution of this letter should not be construed as an admission by me that I am an "affiliate" of the Company as described in the first paragraph hereof or considered as a waiver of any rights that I may have to object to any claim that I am such an affiliate on or after the date hereof.

               I understand that pursuant to the Merger Agreement, no certificate for Acquiror Common Stock shall be delivered to me in exchange for certificates representing Company Common Stock until I have executed and delivered this Agreement.

                                          Very truly yours,



                                          By:     /s/ William Lerner
                                             -----------------------------
                                                  William Lerner


Accepted this 29th day of
August, 1997 by

BTG, INC.



By:  Edward H. Bersoff
   -------------------------------
Name:  Edward H. Bersoff
     -----------------------------
Title:  President and CEO
      ----------------------------

                                August 29, 1997



BTG, Inc.
3877 Fairfax Ridge Road
Fairfax, Virginia  22030-7448

Ladies and Gentlemen:

               I have been advised that as of the date hereof I may be deemed to be an "affiliate" of Micros-to-Mainframes, Inc., a New York corporation (the "Company"), as the term "affiliate" is defined for purposes of paragraphs (c) and (d) of Rule 145 of the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"). I have been further advised that pursuant to the terms of the Agreement and Plan of Merger dated as of August 29, 1997 (the "Merger Agreement"), among the Company, BTG, Inc., a Virginia corporation ("Acquiror"), and BTG Merger Sub, Inc., a New York corporation and wholly-owned subsidiary of Acquiror ("Merger Sub"), the Company will be merged with and into Merger Sub, or Merger Sub will be merged with and into the Company (the "Merger"), and that as a result of the Merger, I may receive shares of Acquiror Common Stock (as defined in the Merger Agreement), in exchange for shares of Company Common Stock (as defined in the Merger Agreement), owned by me.

               I represent, warrant and covenant to Acquiror that in the event I receive any Acquiror Common Stock as a result of the Merger:

               (a) I shall not make any sale, transfer or other disposition of the Acquiror Common Stock in violation of the Act or the Rules and Regulations.

               (b) I have carefully read this letter and the Merger Agreement and discussed their respective requirements and other applicable limitations upon my ability to sell, transfer or otherwise dispose of Acquiror Common Stock.

               (c) I have been advised that the issuance of Acquiror Common Stock to me pursuant to the Merger will be registered with the Commission under the Act on a Registration Statement on Form S-4. However, I have also been advised that, since at the time the Merger will be submitted for a vote of the stockholders of the Company, I may be deemed to have been an affiliate of the Company and the distribution by me of Acquiror Common Stock has not been registered under the Act, I may not sell, transfer or otherwise dispose of Acquiror

BTG, Inc.
August 29, 1997
Page 2


Common Stock issued to me in the Merger unless (i) such sale, transfer or other disposition has been registered under the Act, (ii) such sale, transfer or other disposition is made in conformity with the volume and other limitations of Rule 145 promulgated by the Commission under the Act, or (iii) in accordance with a legal opinion of counsel reasonably acceptable to Acquiror, such sale, transfer or other disposition is otherwise exempt from registration under the Act.

               (d) I understand that Acquiror is under no obligation to register the sale, transfer or other disposition of Acquiror Common Stock by me or on my behalf under the Act or to take any other action necessary in order to make compliance with an exemption from such registration available.

               (e) I also understand that stop transfer instructions will be given to Acquiror's transfer agent with respect to Acquiror Common Stock and that there will be placed on the certificates for Acquiror Common Stock issued to me, or any substitutions therefor, a legend stating in substance:

                       "The securities represented by this certificate have
               been issued in a transfer to which Rule 145 promulgated under the Securities Act of 1933 applies and may only be sold or otherwise transferred in compliance with the requirements of Rule 145 or pursuant to a registration statement under said act or an exemption from such registration."

               (f) I also understand that unless the transfer by me of my Acquiror Common Stock has been registered under the Act or is a sale made in conformity with the provisions of Rule 145, Acquiror reserves the right to put the following legend on the certificates issued to my transferee:

                       "The shares represented by this certificate have not
               been registered under the Securities Act of 1933 and were acquired from a person who received such shares in a transaction to which Rule 145 promulgated under the Securities Act of 1933 applies. The shares have been acquired by the holder not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act of 1933 and may not be sold, pledged or otherwise transferred except in accordance with an exemption from the registration requirements of the Securities Act of 1933."

BTG, Inc.
August 29, 1997
Page 3


               It is understood and agreed that the legends set forth in paragraphs (e) and (f) above shall be removed by delivery of substitute certificates without such legend if the undersigned shall have delivered to Acquiror a copy of a letter from the staff of the Commission, or a legal opinion of counsel in form and substance reasonably satisfactory to Acquiror, to the effect that such legend is not required for purposes of the Act.

               Execution of this letter should not be construed as an admission by me that I am an "affiliate" of the Company as described in the first paragraph hereof or considered as a waiver of any rights that I may have to object to any claim that I am such an affiliate on or after the date hereof.

               I understand that pursuant to the Merger Agreement, no certificate for Acquiror Common Stock shall be delivered to me in exchange for certificates representing Company Common Stock until I have executed and delivered this Agreement.

                                          Very truly yours,



                                          By:     /s/ Ramon Mota
                                             -------------------------------
                                                  Ramon Mota


Accepted this 29th day of
August, 1997 by

BTG, INC.



By:  Edward H. Bersoff
   -------------------------------
Name:  Edward H. Bersoff
     -----------------------------
Title:  President and CEO
      ----------------------------

                                August 29, 1997



BTG, Inc.
3877 Fairfax Ridge Road
Fairfax, Virginia  22030-7448

Ladies and Gentlemen:

               I have been advised that as of the date hereof I may be deemed to be an "affiliate" of Micros-to-Mainframes, Inc., a New York corporation (the "Company"), as the term "affiliate" is defined for purposes of paragraphs (c) and (d) of Rule 145 of the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"). I have been further advised that pursuant to the terms of the Agreement and Plan of Merger dated as of August 29, 1997 (the "Merger Agreement"), among the Company, BTG, Inc., a Virginia corporation ("Acquiror"), and BTG Merger Sub, Inc., a New York corporation and wholly-owned subsidiary of Acquiror ("Merger Sub"), the Company will be merged with and into Merger Sub, or Merger Sub will be merged with and into the Company (the "Merger"), and that as a result of the Merger, I may receive shares of Acquiror Common Stock (as defined in the Merger Agreement), in exchange for shares of Company Common Stock (as defined in the Merger Agreement), owned by me.

               I represent, warrant and covenant to Acquiror that in the event I receive any Acquiror Common Stock as a result of the Merger:

               (a) I shall not make any sale, transfer or other disposition of the Acquiror Common Stock in violation of the Act or the Rules and Regulations.

               (b) I have carefully read this letter and the Merger Agreement and discussed their respective requirements and other applicable limitations upon my ability to sell, transfer or otherwise dispose of Acquiror Common Stock.

               (c) I have been advised that the issuance of Acquiror Common Stock to me pursuant to the Merger will be registered with the Commission under the Act on a Registration Statement on Form S-4. However, I have also been advised that, since at the time the Merger will be submitted for a vote of the stockholders of the Company, I may be deemed to have been an affiliate of the Company and the distribution by me of Acquiror Common Stock has not been registered under the Act, I may not sell, transfer or otherwise dispose of Acquiror

BTG, Inc.
August 29, 1997
Page 2


Common Stock issued to me in the Merger unless (i) such sale, transfer or other disposition has been registered under the Act, (ii) such sale, transfer or other disposition is made in conformity with the volume and other limitations of Rule 145 promulgated by the Commission under the Act, or (iii) in accordance with a legal opinion of counsel reasonably acceptable to Acquiror, such sale, transfer or other disposition is otherwise exempt from registration under the Act.

               (d) I understand that Acquiror is under no obligation to register the sale, transfer or other disposition of Acquiror Common Stock by me or on my behalf under the Act or to take any other action necessary in order to make compliance with an exemption from such registration available.

               (e) I also understand that stop transfer instructions will be given to Acquiror's transfer agent with respect to Acquiror Common Stock and that there will be placed on the certificates for Acquiror Common Stock issued to me, or any substitutions therefor, a legend stating in substance:

                       "The securities represented by this certificate have
               been issued in a transfer to which Rule 145 promulgated under the Securities Act of 1933 applies and may only be sold or otherwise transferred in compliance with the requirements of Rule 145 or pursuant to a registration statement under said act or an exemption from such registration."

               (f) I also understand that unless the transfer by me of my Acquiror Common Stock has been registered under the Act or is a sale made in conformity with the provisions of Rule 145, Acquiror reserves the right to put the following legend on the certificates issued to my transferee:

                       "The shares represented by this certificate have not
               been registered under the Securities Act of 1933 and were acquired from a person who received such shares in a transaction to which Rule 145 promulgated under the Securities Act of 1933 applies. The shares have been acquired by the holder not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act of 1933 and may not be sold, pledged or otherwise transferred except in accordance with an exemption from the registration requirements of the Securities Act of 1933."

BTG, Inc.
August 29, 1997
Page 3


               It is understood and agreed that the legends set forth in paragraphs (e) and (f) above shall be removed by delivery of substitute certificates without such legend if the undersigned shall have delivered to Acquiror a copy of a letter from the staff of the Commission, or a legal opinion of counsel in form and substance reasonably satisfactory to Acquiror, to the effect that such legend is not required for purposes of the Act.

               Execution of this letter should not be construed as an admission by me that I am an "affiliate" of the Company as described in the first paragraph hereof or considered as a waiver of any rights that I may have to object to any claim that I am such an affiliate on or after the date hereof.

               I understand that pursuant to the Merger Agreement, no certificate for Acquiror Common Stock shall be delivered to me in exchange for certificates representing Company Common Stock until I have executed and delivered this Agreement.

                                       Very truly yours,



                                       By:     /s/ Joseph J. Farley
                                          ---------------------------------
                                               Joseph J. Farley


Accepted this 29th day of
August, 1997 by

BTG, INC.



By:  Edward H. Bersoff
   -------------------------------
Name:  Edward H. Bersoff
     -----------------------------
Title:  President and CEO
      ----------------------------

                                August 29, 1997



BTG, Inc.
3877 Fairfax Ridge Road
Fairfax, Virginia  22030-7448

Ladies and Gentlemen:

               I have been advised that as of the date hereof I may be deemed to be an "affiliate" of Micros-to-Mainframes, Inc., a New York corporation (the "Company"), as the term "affiliate" is defined for purposes of paragraphs (c) and (d) of Rule 145 of the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"). I have been further advised that pursuant to the terms of the Agreement and Plan of Merger dated as of August 29, 1997 (the "Merger Agreement"), among the Company, BTG, Inc., a Virginia corporation ("Acquiror"), and BTG Merger Sub, Inc., a New York corporation and wholly-owned subsidiary of Acquiror ("Merger Sub"), the Company will be merged with and into Merger Sub, or Merger Sub will be merged with and into the Company (the "Merger"), and that as a result of the Merger, I may receive shares of Acquiror Common Stock (as defined in the Merger Agreement), in exchange for shares of Company Common Stock (as defined in the Merger Agreement), owned by me.

               I represent, warrant and covenant to Acquiror that in the event I receive any Acquiror Common Stock as a result of the Merger:

               (a) I shall not make any sale, transfer or other disposition of the Acquiror Common Stock in violation of the Act or the Rules and Regulations.

               (b) I have carefully read this letter and the Merger Agreement and discussed their respective requirements and other applicable limitations upon my ability to sell, transfer or otherwise dispose of Acquiror Common Stock.

               (c) I have been advised that the issuance of Acquiror Common Stock to me pursuant to the Merger will be registered with the Commission under the Act on a Registration Statement on Form S-4. However, I have also been advised that, since at the time the Merger will be submitted for a vote of the stockholders of the Company, I may be deemed to have been an affiliate of the Company and the distribution by me of Acquiror Common Stock has not been registered under the Act, I may not sell, transfer or otherwise dispose of Acquiror

BTG, Inc.
August 29, 1997
Page 2


Common Stock issued to me in the Merger unless (i) such sale, transfer or other disposition has been registered under the Act, (ii) such sale, transfer or other disposition is made in conformity with the volume and other limitations of Rule 145 promulgated by the Commission under the Act, or (iii) in accordance with a legal opinion of counsel reasonably acceptable to Acquiror, such sale, transfer or other disposition is otherwise exempt from registration under the Act.

               (d) I understand that Acquiror is under no obligation to register the sale, transfer or other disposition of Acquiror Common Stock by me or on my behalf under the Act or to take any other action necessary in order to make compliance with an exemption from such registration available.

               (e) I also understand that stop transfer instructions will be given to Acquiror's transfer agent with respect to Acquiror Common Stock and that there will be placed on the certificates for Acquiror Common Stock issued to me, or any substitutions therefor, a legend stating in substance:

                       "The securities represented by this certificate have
               been issued in a transfer to which Rule 145 promulgated under the Securities Act of 1933 applies and may only be sold or otherwise transferred in compliance with the requirements of Rule 145 or pursuant to a registration statement under said act or an exemption from such registration."

               (f) I also understand that unless the transfer by me of my Acquiror Common Stock has been registered under the Act or is a sale made in conformity with the provisions of Rule 145, Acquiror reserves the right to put the following legend on the certificates issued to my transferee:

                       "The shares represented by this certificate have not
               been registered under the Securities Act of 1933 and were acquired from a person who received such shares in a transaction to which Rule 145 promulgated under the Securities Act of 1933 applies. The shares have been acquired by the holder not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act of 1933 and may not be sold, pledged or otherwise transferred except in accordance with an exemption from the registration requirements of the Securities Act of 1933."

BTG, Inc.
August 29, 1997
Page 3


               It is understood and agreed that the legends set forth in paragraphs (e) and (f) above shall be removed by delivery of substitute certificates without such legend if the undersigned shall have delivered to Acquiror a copy of a letter from the staff of the Commission, or a legal opinion of counsel in form and substance reasonably satisfactory to Acquiror, to the effect that such legend is not required for purposes of the Act.

               Execution of this letter should not be construed as an admission by me that I am an "affiliate" of the Company as described in the first paragraph hereof or considered as a waiver of any rights that I may have to object to any claim that I am such an affiliate on or after the date hereof.

               I understand that pursuant to the Merger Agreement, no certificate for Acquiror Common Stock shall be delivered to me in exchange for certificates representing Company Common Stock until I have executed and delivered this Agreement.

                                              Very truly yours,



                                              By:     /s/ Frank T. Wong
                                                 --------------------------
                                                      Frank T. Wong


Accepted this 29th day of
August, 1997 by

BTG, INC.



By:  Edward H. Bersoff
   -------------------------------
Name:  Edward H. Bersoff
     -----------------------------
Title:  President and CEO
      ----------------------------

                                August 29, 1997



BTG, Inc.
3877 Fairfax Ridge Road
Fairfax, Virginia  22030-7448

Ladies and Gentlemen:

               I have been advised that as of the date hereof I may be deemed to be an "affiliate" of Micros-to-Mainframes, Inc., a New York corporation (the "Company"), as the term "affiliate" is defined for purposes of paragraphs (c) and (d) of Rule 145 of the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"). I have been further advised that pursuant to the terms of the Agreement and Plan of Merger dated as of August 29, 1997 (the "Merger Agreement"), among the Company, BTG, Inc., a Virginia corporation ("Acquiror"), and BTG Merger Sub, Inc., a New York corporation and wholly-owned subsidiary of Acquiror ("Merger Sub"), the Company will be merged with and into Merger Sub, or Merger Sub will be merged with and into the Company (the "Merger"), and that as a result of the Merger, I may receive shares of Acquiror Common Stock (as defined in the Merger Agreement), in exchange for shares of Company Common Stock (as defined in the Merger Agreement), owned by me.

               I represent, warrant and covenant to Acquiror that in the event I receive any Acquiror Common Stock as a result of the Merger:

               (a) I shall not make any sale, transfer or other disposition of the Acquiror Common Stock in violation of the Act or the Rules and Regulations.

               (b) I have carefully read this letter and the Merger Agreement and discussed their respective requirements and other applicable limitations upon my ability to sell, transfer or otherwise dispose of Acquiror Common Stock.

               (c) I have been advised that the issuance of Acquiror Common Stock to me pursuant to the Merger will be registered with the Commission under the Act on a Registration Statement on Form S-4. However, I have also been advised that, since at the time the Merger will be submitted for a vote of the stockholders of the Company, I may be deemed to have been an affiliate of the Company and the distribution by me of Acquiror Common Stock has not been registered under the Act, I may not sell, transfer or otherwise dispose of Acquiror

BTG, Inc.
August 29, 1997
Page 2


Common Stock issued to me in the Merger unless (i) such sale, transfer or other disposition has been registered under the Act, (ii) such sale, transfer or other disposition is made in conformity with the volume and other limitations of Rule 145 promulgated by the Commission under the Act, or (iii) in accordance with a legal opinion of counsel reasonably acceptable to Acquiror, such sale, transfer or other disposition is otherwise exempt from registration under the Act.

               (d) I understand that Acquiror is under no obligation to register the sale, transfer or other disposition of Acquiror Common Stock by me or on my behalf under the Act or to take any other action necessary in order to make compliance with an exemption from such registration available.

               (e) I also understand that stop transfer instructions will be given to Acquiror's transfer agent with respect to Acquiror Common Stock and that there will be placed on the certificates for Acquiror Common Stock issued to me, or any substitutions therefor, a legend stating in substance:

                       "The securities represented by this certificate have
               been issued in a transfer to which Rule 145 promulgated under the Securities Act of 1933 applies and may only be sold or otherwise transferred in compliance with the requirements of Rule 145 or pursuant to a registration statement under said act or an exemption from such registration."

               (f) I also understand that unless the transfer by me of my Acquiror Common Stock has been registered under the Act or is a sale made in conformity with the provisions of Rule 145, Acquiror reserves the right to put the following legend on the certificates issued to my transferee:

                       "The shares represented by this certificate have not
               been registered under the Securities Act of 1933 and were acquired from a person who received such shares in a transaction to which Rule 145 promulgated under the Securities Act of 1933 applies. The shares have been acquired by the holder not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act of 1933 and may not be sold, pledged or otherwise transferred except in accordance with an exemption from the registration requirements of the Securities Act of 1933."

BTG, Inc.
August 29, 1997
Page 3


               It is understood and agreed that the legends set forth in paragraphs (e) and (f) above shall be removed by delivery of substitute certificates without such legend if the undersigned shall have delivered to Acquiror a copy of a letter from the staff of the Commission, or a legal opinion of counsel in form and substance reasonably satisfactory to Acquiror, to the effect that such legend is not required for purposes of the Act.

               (g) I also understand that Acquiror, the Company and Merger Sub intend to treat the Merger as a tax-free reorganization under Section 368 of the Internal Revenue Code (the "Code") for federal income tax purposes. The undersigned agrees to treat the transaction in the same manner as Acquiror, the Company and Merger Sub for federal income tax purposes. I also understand that
Section 1.368-1(b) of the Income Tax Regulations requires "continuity of interest" in order for the Merger to be treated as a tax-free reorganization under Section 368 of the Code. In this transaction the parties believe that this requirement is satisfied if, taking into account all cash paid in respect of Company Common Stock in connection with the Merger (including cash paid in lieu of fractional shares and cash paid to stockholders exercising dissenters' rights), there is no plan or intention on the part of the stockholders of the Company to sell or otherwise dispose of Acquiror Common Stock to be received in the Merger that will reduce such stockholders' ownership to a number of shares having, in the aggregate, a value at the time of the Merger of less than thirty-eight percent (38%) of the total fair market value of Company Common Stock outstanding immediately prior to the Merger. I represent and warrant to Acquiror that (i) I have no present plan or intention to sell or otherwise dispose of Acquiror Common Stock to be received in the Merger, and (ii) I am not aware of, nor am I participating in, any plan or intent on the part of holders of Company Common Stock to engage in sales or other dispositions of Acquiror Common Stock received in the Merger, such that the aggregate fair market value, as of the effective time of the Merger, of the shares of Acquiror Common Stock subject to such sales or other dispositions would exceed thirty-eight percent (38%) of the aggregate fair market value of all outstanding Company Common Stock immediately prior to the Merger. Such representation in no way prohibits me (subject to compliance with applicable laws), from selling my Acquiror Common Stock at anytime if my intention to sell arises after the Merger as a result of post-Merger events.

               Execution of this letter should not be construed as an admission by me that I am an "affiliate" of the Company as described in the first paragraph hereof or considered as a waiver of any rights that I may have to object to any claim that I am such an affiliate on or after the date hereof.

BTG, Inc.
August 29, 1997
Page 4


               I understand that pursuant to the Merger Agreement, no certificate for Acquiror Common Stock shall be delivered to me in exchange for certificates representing Company Common Stock until I have executed and delivered this Agreement.

                                     Very truly yours,



                                     By:     /s/ Howard Pavony
                                        ---------------------------------------
                                             Howard Pavony


Accepted this 29th day of
August, 1997 by

BTG, INC.



By:  Edward H. Bersoff
   -------------------------------
Name:  Edward H. Bersoff
     -----------------------------
Title:  President and CEO
      ----------------------------

                                August 29, 1997



BTG, Inc.
3877 Fairfax Ridge Road
Fairfax, Virginia  22030-7448

Ladies and Gentlemen:

               I have been advised that as of the date hereof I may be deemed to be an "affiliate" of Micros-to-Mainframes, Inc., a New York corporation (the "Company"), as the term "affiliate" is defined for purposes of paragraphs (c) and (d) of Rule 145 of the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"). I have been further advised that pursuant to the terms of the Agreement and Plan of Merger dated as of August 29, 1997 (the "Merger Agreement"), among the Company, BTG, Inc., a Virginia corporation ("Acquiror"), and BTG Merger Sub, Inc., a New York corporation and wholly-owned subsidiary of Acquiror ("Merger Sub"), the Company will be merged with and into Merger Sub, or Merger Sub will be merged with and into the Company (the "Merger"), and that as a result of the Merger, I may receive shares of Acquiror Common Stock (as defined in the Merger Agreement), in exchange for shares of Company Common Stock (as defined in the Merger Agreement), owned by me.

               I represent, warrant and covenant to Acquiror that in the event I receive any Acquiror Common Stock as a result of the Merger:

               (a) I shall not make any sale, transfer or other disposition of the Acquiror Common Stock in violation of the Act or the Rules and Regulations.

               (b) I have carefully read this letter and the Merger Agreement and discussed their respective requirements and other applicable limitations upon my ability to sell, transfer or otherwise dispose of Acquiror Common Stock.

               (c) I have been advised that the issuance of Acquiror Common Stock to me pursuant to the Merger will be registered with the Commission under the Act on a Registration Statement on Form S-4. However, I have also been advised that, since at the time the Merger will be submitted for a vote of the stockholders of the Company, I may be deemed to have been an affiliate of the Company and the distribution by me of Acquiror Common Stock has not been registered under the Act, I may not sell, transfer or otherwise dispose of Acquiror

BTG, Inc.
August 29, 1997
Page 2


Common Stock issued to me in the Merger unless (i) such sale, transfer or other disposition has been registered under the Act, (ii) such sale, transfer or other disposition is made in conformity with the volume and other limitations of Rule 145 promulgated by the Commission under the Act, or (iii) in accordance with a legal opinion of counsel reasonably acceptable to Acquiror, such sale, transfer or other disposition is otherwise exempt from registration under the Act.

               (d) I understand that Acquiror is under no obligation to register the sale, transfer or other disposition of Acquiror Common Stock by me or on my behalf under the Act or to take any other action necessary in order to make compliance with an exemption from such registration available.

               (e) I also understand that stop transfer instructions will be given to Acquiror's transfer agent with respect to Acquiror Common Stock and that there will be placed on the certificates for Acquiror Common Stock issued to me, or any substitutions therefor, a legend stating in substance:

                       "The securities represented by this certificate have
               been issued in a transfer to which Rule 145 promulgated under the Securities Act of 1933 applies and may only be sold or otherwise transferred in compliance with the requirements of Rule 145 or pursuant to a registration statement under said act or an exemption from such registration."

               (f) I also understand that unless the transfer by me of my Acquiror Common Stock has been registered under the Act or is a sale made in conformity with the provisions of Rule 145, Acquiror reserves the right to put the following legend on the certificates issued to my transferee:

                       "The shares represented by this certificate have not
               been registered under the Securities Act of 1933 and were acquired from a person who received such shares in a transaction to which Rule 145 promulgated under the Securities Act of 1933 applies. The shares have been acquired by the holder not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act of 1933 and may not be sold, pledged or otherwise transferred except in accordance with an exemption from the registration requirements of the Securities Act of 1933."

BTG, Inc.
August 29, 1997
Page 3


               It is understood and agreed that the legends set forth in paragraphs (e) and (f) above shall be removed by delivery of substitute certificates without such legend if the undersigned shall have delivered to Acquiror a copy of a letter from the staff of the Commission, or a legal opinion of counsel in form and substance reasonably satisfactory to Acquiror, to the effect that such legend is not required for purposes of the Act.

               (g) I also understand that Acquiror, the Company and Merger Sub intend to treat the Merger as a tax-free reorganization under Section 368 of the Internal Revenue Code (the "Code") for federal income tax purposes. The undersigned agrees to treat the transaction in the same manner as Acquiror, the Company and Merger Sub for federal income tax purposes. I also understand that
Section 1.368-1(b) of the Income Tax Regulations requires "continuity of interest" in order for the Merger to be treated as a tax-free reorganization under Section 368 of the Code. In this transaction the parties believe that this requirement is satisfied if, taking into account all cash paid in respect of Company Common Stock in connection with the Merger (including cash paid in lieu of fractional shares and cash paid to stockholders exercising dissenters' rights), there is no plan or intention on the part of the stockholders of the Company to sell or otherwise dispose of Acquiror Common Stock to be received in the Merger that will reduce such stockholders' ownership to a number of shares having, in the aggregate, a value at the time of the Merger of less than thirty-eight percent (38%) of the total fair market value of Company Common Stock outstanding immediately prior to the Merger. I represent and warrant to Acquiror that (i) I have no present plan or intention to sell or otherwise dispose of Acquiror Common Stock to be received in the Merger, and (ii) I am not aware of, nor am I participating in, any plan or intent on the part of holders of Company Common Stock to engage in sales or other dispositions of Acquiror Common Stock received in the Merger, such that the aggregate fair market value, as of the effective time of the Merger, of the shares of Acquiror Common Stock subject to such sales or other dispositions would exceed thirty-eight percent (38%) of the aggregate fair market value of all outstanding Company Common Stock immediately prior to the Merger. Such representation in no way prohibits me (subject to compliance with applicable laws), from selling my Acquiror Common Stock at anytime if my intention to sell arises after the Merger as a result of post-Merger events.

               Execution of this letter should not be construed as an admission by me that I am an "affiliate" of the Company as described in the first paragraph hereof or considered as a waiver of any rights that I may have to object to any claim that I am such an affiliate on or after the date hereof.

BTG, Inc.
August 29, 1997
Page 4


               I understand that pursuant to the Merger Agreement, no certificate for Acquiror Common Stock shall be delivered to me in exchange for certificates representing Company Common Stock until I have executed and delivered this Agreement.

                                       Very truly yours,



                                       By:     /s/ Steven H. Rothman
                                          -------------------------------
                                               Steven H. Rothman


Accepted this 29th day of
August, 1997 by

BTG, INC.



By:  Edward H. Bersoff
   -------------------------------
Name:  Edward H. Bersoff
     -----------------------------
Title:  President and CEO
      ----------------------------